Generation Separation (Policies)	12 Months Ended
Dec. 31, 2018
THE DAYTON POWER AND LIGHT COMPANY [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Discontinued Operations, Policy [Policy Text Block]

Transactions between the businesses determined to be discontinued operations and businesses that are expected to continue to exist after the disposal are not eliminated to appropriately reflect the continuing operations and balances held-for-sale. The results of discontinued operations include any gain or loss recognized on closing or adjustment of the carrying amount to fair value. See Note 14 – Generation Separation for further information.

Generation Separation
With the transfer of DP&L's generation assets to an affiliate (see Note 14 – Generation Separation), DP&L's generation business is presented as a discontinued operation and the operating activities have been reclassified to "Discontinued operations" in the Statements of Operations for the years ended December 31, 2017 and 2016 and in the notes to the financial statements.
The PUCO authorized DP&L to maintain long-term debt of $750 million or 75% of its rate base, whichever is greater, until January 1, 2018, or to file an application to explain why it would not achieve those metrics. Accordingly, $750.0 million of debt and the pro rata interest expense associated with that debt were allocated to continuing operations. All remaining interest expense is included in discontinued operations above. The interest expense included in discontinued operations was $0.2 million and $0.5 million for the years ended December 31, 2017 and 2016, respectively.